BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2017
Business Combination
BUSINESS COMBINATION
NOTE 3 – BUSINESS COMBINATION

On July 19, 2017, the Company acquired 100% of the outstanding shares of Harsec A/S (“Harsec”) in Denmark. Harsec provides cargo security services in the Danish airports and is serving international parcel companies. Consideration of the acquisition for the shares was 10 million Danish Krone (“DKK”) ($1,579 as of the purchase date) in cash of which 90% was paid upon the signing of the purchase contract and 10% paid three months after that. The acquisition was done in order to expend our services to the Danish market.

The acquisition was accounted for as a purchase and accordingly a purchase price was allocated to the assets acquired and liabilities assumed at their fair values.

The following represents the allocation of the purchase price as of the purchase rate in DKK and the translation to United States Dollars as of the purchase date:

	DKK	U.S. Dollars
Cash	3,161	499
Accounts receivable	3,219	508
Other receivables	124	20
Fixed assets	665	105
Goodwill	4,478	707
Total identifiable assets acquired	11,647	1,839

Accouts payable and accrued expenses	1,647	260
Total liabilities assumed	1,647	260
	10,000	1,579

On December 7, 2016, the Company acquired 51% of the outstanding shares of Easyserve Ltd (“New Subsidiary”) in Cyprus together with third party, which holds the additional 49% of the New Subsidiary. Consideration of the acquisition for the 100% shares included €300 ($359 as of December 31, 2017) in cash upon the signing of the purchase contract.

The Company with its New Subsidiary participated in a tender for services in Cyprus, according to the contract terms. Upon winning the tender, the Company will pay additional €100 ($120 as of December 31, 2017). In addition, the purchase price will include a maximum of €300 ($359 as of December 31, 2017) out of the net profits of the New Subsidiary, which relate to the business of the New Subsidiary as it is presently carried out and which does not relate to the business resulting from the award of the tender or any other new business.

In the event that the New Subsidiary is not successful with the tender, then the seller will repay to the Company the payments made by the Company, in return the Company will transfer the shares back to the seller.

The 2016 acquisition was accounted for as a purchase and, accordingly, the purchase price was allocated to the assets acquired and liabilities assumed at their fair values. The results of operations from the date of acquisition to December 31, 2016 are not significant.

The following is the allocation of the purchase price as of December 31, 2016:

	Euro	U.S. Dollars
Cash	300	317
Due at obtaining contract tender	100	106
Earn out liability	300	317
Total consideration given	700	740

Recognized amounts of identifiable assets acquired and liabilities assumed:

Accounts receivable	269	284
Prepaid expenses	53	56
Property and equipment	25	26
Goodwill	377	398
Other assets	84	89
Total identifiable assets acquired	808	853

Accounts payable	51	53
Accrued expenses and other liabilities	57	60
Total liabilities assumed	108	113
	700	740

As the Company was not successful with the tender, the Company reached an agreement with the seller during 2018, that the shares will be transferred back to the seller and will be kept in escrow for a period of three years, in which the seller will pay back to the Company an amount of €150 ($180 as of December 31, 2017). Balances and results from those operations are being presented as discontinued operations (see note 4).